EXHIBIT 24


                             POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Richard J. Lubasch as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 relating to the CoreComm Limited 1998 Stock Option Plan and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.


                               /s/  George S. Blumenthal
                               ------------------------------
                               George S. Blumenthal


 March 24, 1999




                            POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Richard J. Lubasch as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 relating to the CoreComm Limited 1998 Stock Option Plan and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.


                               /s/ J. Barclay Knapp
                               ------------------------------
                               J. Barclay Knapp


 March 24, 1999




                          POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Richard J. Lubasch as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 relating to the CoreComm Limited 1998 Stock Option Plan and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.


                               /s/ Patty J. Flynt
                               ------------------------------
                               Patty J. Flynt


 March 24, 1999




                             POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Richard J. Lubasch as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 relating to the CoreComm Limited 1998 Stock Option Plan and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.


                               /s/ Gregg Gorelick
                               ------------------------------
                               Gregg Gorelick


 March 24, 1999





                              POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Richard J. Lubasch as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 relating to the CoreComm Limited 1998 Stock Option Plan and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.


                               /s/ Sidney R. Knafel
                               ------------------------------
                               Sidney R. Knafel


 March 24, 1999





                            POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Richard J. Lubasch as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 relating to the CoreComm Limited 1998 Stock Option Plan and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.


                               /s/ Ted H. McCourtney
                               ------------------------------
                               Ted H. McCourtney


 March 24, 1999





                             POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Richard J. Lubasch as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 relating to the CoreComm Limited 1998 Stock Option Plan and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.


                               /s/ Del Mintz
                               ------------------------------
                               Del Mintz


 March 24, 1999





                              POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Richard J. Lubasch as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 relating to the CoreComm Limited 1998 Stock Option Plan and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.


                               /s/ Alan J. Patricof
                               ------------------------------
                               Alan J. Patricof


 March 24, 1999





                              POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby constitutes and appoints Richard J. Lubasch as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 relating to the CoreComm Limited 1998 Stock Option Plan and to file the same, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.


                               /s/ Warren Potash
                               ------------------------------
                               Warren Potash


 March 24, 1999